UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/24/2010

VeriFone Systems, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-32465

Delaware	04-3692546
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2099 Gateway Place, Suite 600
San Jose, CA 95110
(Address of principal executive offices, including zip code)

408-232-7800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On August 24, 2010, VeriFone Systems, Inc. (the "Company") announced its financial results for the fiscal quarter ended July 31, 2010. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K provided under Item 2.02 and Exhibit 99.1 attached hereto are furnished to, but shall not be deemed filed with, the Securities and Exchange Commission or incorporated by reference into the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 7.01.    Regulation FD Disclosure

The Company will be presenting at the Kaufman Bros., L.P. 13th Annual Investor Conference in New York on Tuesday, September 14, 2010.

The Company will be presenting at the Imperial Capital Fourth Annual Global Opportunities Conference scheduled to be held at the Grand Hyatt in New York on Wednesday, September 15, 2010.

The information in this Form 8-K provided under Item 7.01 is furnished to, but shall not be deemed filed with, the Securities and Exchange Commission or incorporated by reference into the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

99.1 Press release, dated August 24, 2010, titled "VeriFone Reports Third Quarter Fiscal 2010 Results"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VeriFone Systems, Inc.

Date: August 24, 2010	By:	/s/ Albert Liu
Albert Liu
Senior Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press release, dated August 24, 2010, titled "VeriFone Reports Third Quarter Fiscal 2010 Results"